                                   EXHIBIT 2

          REGISTRATION RIGHTS AGREEMENT, dated as of April 13, 1998 (the "Agreement"), between Barringer Laboratories, Inc., a Delaware corporation (the "Company"); J. Francis Lavelle; R. Scott Asen; J. Graham Russell; NMBM Investment Group; AB Associates LP; Asen and Co., Inc.; FBO SDFJ, Inc.; Dean Witter Reynolds C/F David V. Foster IRA Rollover DTD 2/17/95; Victoria Street; Woodmere Court Investments; Nicole Miller; Kim Taipale; and Gregory A. Beard (together, the "Investors").

     The Company and the Investors have entered into Subscription Agreements dated as of April 13, 1998, pursuant to which, among other things, the Company sold to the Investors in the aggregate principal amount of 1,666,666 shares of Common Stock, par value $.01 per share (the "Common Stock") for $500,000.

     In consideration of the foregoing and of the covenants and obligations set forth below, the parties agree as follows:

     1.   REGISTRATION ON REQUEST.

     (a) REQUEST. Subject to the limitations set forth in Section 1(b), upon written notice to the Company by any Investor requesting registration of its Registrable Securities (as defined in Section 9(b)), the Company shall use its best efforts to effect the registration under the Securities Act of 1933 (the "Securities Act") of all or part of the Registrable Securities in minimum amounts of 25% of Registrable Securities held by each such requesting Investor or Investors (each, an "Initiating Investor"). The Company promptly shall give notice of such requested registration to all other Holders (as defined in Section 9(b)) of Registrable Securities who are entitled pursuant to Section 2 to join in such registration and, thereupon, the Company shall use its best efforts to effect, on the earliest possible date, the registration under the Securities Act for public sale (in accordance with the method of disposition specified in the notice from the requesting Holders) of: (i) the Registrable Securities that the Company has been requested to register by such Initiating Investor or Investors; and (ii) the other Registrable Securities that the Company has been requested to register by the Holders thereof but only if written notice was given to the Company within 20 days after the giving of such notice by the Company.

     (b) LIMITATIONS. The Company shall not be required to effect a registration pursuant to Section 1(a) on more than a total of three occasions, with no more than one request by any Investor; provided further, that a request may not be made unless the requesting Investor can establish that at least 10% of the Common Stock (i.e., at least 166,666 shares) will be the subject of the requested registration; it being further

                                      2-1
understood and agreed that a registration effected under Section 2 shall not be counted as a registration under this Section.

     (c) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 1 shall not be deemed to have been effected, and shall not be deemed a requested registration for purposes of Section 1(a) and
Section 1(b): (i) unless a registration statement filed under the Securities Act (a "Registration Statement") covering all Registrable Securities specified in a notice from an Initiating Investor has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all of such Registrable Securities covered by such Registration Statement until the earlier of such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement; (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission (the "Commission") or other governmental agency or court for any reason not attributable to the Initiating Investors; or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Initiating Investors.

     (d) PRIORITY IN REQUESTED REGISTRATION. So long as the Initiating Investors hold at least 25% of the Registrable Securities issued to the Investors on the date of this Agreement, the Company shall have the right to include in any Registration Statement initiated by an Investor pursuant to this Section 1, for sale in accordance with the method of disposition specified by the requesting Investors, Common Stock to be sold by the Company for its own account. If, in the good-faith judgment of the managing underwriter of any underwritten offering the inclusion of all of the Registrable Securities requested for inclusion pursuant to this Section 1 and the Common Stock proposed to be sold by the Company for its own account would adversely affect the successful marketing of the proposed offering, then the number of shares of Common Stock to be included in the offering shall be reduced to the required level, first, by excluding Common Stock to be sold by the Company for its own account and second, by reducing the participation of such Initiating Investors and other Holders in such offering pro rata among such Initiating Investors and other Holders, based upon the amount of Registrable Securities owned by such Initiating Investors and other Holders. The Company will not cause any other registration statement with respect to its Registrable Securities for its own account to become effective less than 120 days after the effective date of any registration requested pursuant to this Section 1, except in the case of: (i) a registration of securities pursuant to a Registration Statement on Form S-8 or Form S-4 or any successor form thereto; (ii) any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation; (iii) any registration statement relating solely to employee stock option, stock purchase, benefit or similar plans; or (iv) other registrations required under Section 1.

                                      2-2

     2.   INCIDENTAL REGISTRATION.

     (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If at any time and from time to time the Company proposes to register any shares of its capital stock under the Securities Act, whether or not for sale for its own account, on a form and in the manner that would permit registration of Registrable Securities for the sale to the public under the Securities Act, the Company will give written notice to all Holders of its intention to do so. Upon the written request of a Holder given within 20 days after the giving of any such notice by the Company, the Company will use its best efforts to cause to be included in such Registration Statement all of the Registrable Securities so requested for inclusion by Holders. If the Registration Statement is to cover, in whole or in part, any underwritten distribution, the Company shall use its best efforts to cause the Registrable Securities requested for inclusion pursuant to this Section to be included in the underwriting on the same terms and conditions (including any lock-up) as the shares otherwise being sold through the underwriters.

     (b) PRIORITY IN INCIDENTAL REGISTRATIONS. If, in the good faith judgment of the managing underwriter of any underwritten offering, the inclusion of all of the Registrable Securities requested for inclusion pursuant to this Section 2 might adversely affect the successful marketing of the proposed offering, then the number of shares of capital stock and Registrable Securities, if any, to be included in such registration shall be reduced, such reduction shall be applied, FIRST by excluding (on a pro rata basis) capital stock of the Company to be sold by persons other than the Holders, and Registrable Securities proposed to be sold by all Holders and SECOND, by excluding shares of capital stock to be sold by the Company for its own account. Notwithstanding the foregoing provisions, the Company may withdraw or discontinue any registration statement referred to in this
Section 2 without incurring any liability to Holders of Registrable
Securities.

     3. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 1 or 2 to effect the registration of Registrable Securities under the Securities Act, the Company will, at its expense, as expeditiously as possible:

     (i) prepare and, in any event within 45 days after a request for registration has been given to the Company, file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective; PROVIDED that the Company may withdraw or discontinue any registration of its securities which is being effected pursuant to Section 2 at any time prior to the effective date of the Registration Statement;

     (ii) prepare and file with the Commission such amendments and supplements to any Registration Statement referred to in clause (i) of this
Section 3 and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and updated until such time as all of the Registrable Securities have been

                                      2-3
disposed of in accordance with the intended methods of disposition by the Holder or Holders set forth in such Registration Statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Holder or Holders thereof set forth in such Registration Statement; PROVIDED that before filing a Registration Statement or prospectus, or any amendments or supplements thereto, the Company will furnish, at the Company's expense, to one counsel selected jointly by the Holders holding a majority of the Registrable Securities covered by such Registration Statement to represent all Holder's of Registrable Securities covered by such Registration Statement, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

     (iii) furnish to each Holder of such Registrable Securities: (a) such number of copies of any Registration Statement referred to in clause (i) of this Section 3 and of each amendment and supplement thereto (in each case including all exhibits); (b) such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and summary prospectus), and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act; and
(c) such other documents as such Holder may reasonably request,

     (iv) use its best efforts to register or qualify such Registrable Securities covered by any Registration Statement referred to in clause (i) of this Section 3 under such other securities or blue sky laws of such domestic jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

     (v) use its best efforts to cause such Registrable Securities covered by a Registration Statement to be registered with or approved by such other domestic governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

     (vi) cause representatives of the Company to participate in any "road show" or "road shows" reasonably requested by any underwriter of an underwritten or "best efforts" offering of any Registrable Securities;

     (vii) notify each seller of any such Registrable Securities covered by a Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act or of the Company's becoming aware that the prospectus included in such Registration Statement, as then in effect, includes an untrue

                                      2-4
statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the sellers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its Holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the Registration Statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

     (ix) use its best efforts to list such Registrable Securities on any securities exchange or automated quotation system on which securities of the same class are then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange or system, and to provide a transfer agent and registrar for such Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement;

     (x) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

     (xi) obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of such Registrable Securities shall reasonably request;

     (xii) obtain an opinion of counsel for the Company in customary form and covering matters of the type customarily covered in opinions of issuer's counsel as the seller or sellers of a majority of such Registration Securities shall reasonably request; and

     (xiii) make available for inspection by any seller of such Registrable Securities covered by a Registration Statement by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably

                                      2-5
requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement.

     4.   EXPENSES.  With respect to each registration effected pursuant to
Section 1 or 2, all Registration Expenses (defined below) in connection with such registration and the public offering in connection therewith shall be borne by the Company; PROVIDED that Holders participating in any such registration shall bear their pro rata share of the underwriting discounts and selling commissions (on the basis of the number of Registrable Securities of each such person included in such registration). "Registration Expenses" shall mean any and all expenses incidental to performance of or compliance with this Agreement, including, without limitation, (i) all registration and filing fees of the Commission or the National Association of Securities Dealers, Inc., (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or automated quotation system pursuant to Section 3(ix), (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of one counsel selected (under Section 3(ii)) by the Holders of a majority of the Registrable Securities being registered to represent all Holders of the Registrable Securities being registered in connection with each such registration, (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including fees and disbursements of counsel for the underwriters, but excluding underwriting discounts and commissions, (viii) liability insurance if the Company so desires or if the underwriters so require, and (ix) the reasonable fees and expenses of any special experts retained by the Company in connection with the requested registration.

     5.   INDEMNIFICATION AND CONTRIBUTION.

     (a) INDEMNIFICATION BY THE COMPANY. In the event of a registration of any Registrable Securities pursuant to Section 1 or 2, the Company will indemnify and hold harmless each Holder of such Registrable Securities included in a Registration Statement pursuant to the provisions of this Agreement and any underwriter (as defined in the Securities Act) of such Registrable Securities, and their respective Affiliates, and each of their successors from and against, and will reimburse such Holder, underwriter and Affiliate with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Holder, underwriter or Affiliate may become subject under the Securities Act or otherwise, including, without limitation, the reasonable fees and expenses of legal counsel (including those incurred in connection with any claim for indemnity hereunder) insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses (or actions, or proceedings, whether commenced or threatened in respect

                                      2-6
thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading or arise out of any violation by the Company of any rule or regulation under the Securities Act or any state securities laws applicable to the Company and relating to action of inaction required of the Company in connection with such registration; PROVIDED that the Company will not be liable in any case to the extent, but only to the extent, that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in strict conformity with information furnished by such Holder or such underwriter in writing specifically for use in the preparation thereof. This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, underwriter or Affiliate and shall survive the transfer of such securities by such Holder or such underwriter.

     (b) INDEMNIFICATION BY THE HOLDERS. Each Holder of Registrable Securities, severally and not jointly, which Registrable Securities are included in a registration pursuant to the provisions of this Agreement, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Registration Statement including such Registrable Securities, each director of the Company, each underwriter and any person who controls the underwriter and each of their successors from and against, and will reimburse the Company and such officer, director, underwriter or controlling person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; PROVIDED that such Holder will be liable in any such case to the extent, but only to the extent, that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof.

     (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by a party to be indemnified pursuant to the provisions of Section 5(a) or 5(b) (an "indemnified party") of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the

                                      2-7
indemnifying party pursuant to the provisions of Section 5(a) or 5(b), notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section and shall not relieve the indemnifying party from liability under this Section unless, and to the extent, such indemnifying party is prejudiced by such omission.
In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after the notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnified party will not be liable to such indemnified party pursuant to the provisions of this Section 5(a) and 5(b) for any legal expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party and no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability and equitable claims in respect to such claim or litigation.

     (d) CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any Holder exercising rights under this Agreement or any underwriter makes a claim for indemnification pursuant to this Section but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section provides for indemnification in such case; or (ii) contribution under the Securities Act may be required on the part of any such Holder or underwriter, as the case may be, in circumstances for which indemnification is provided under this
Section 5, then, and in each such case, the Company on the one hand and such Holder or underwriter, as the case may be, on the other, will nevertheless contribute to the aggregate claims, actions, demands, losses, damages, liabilities, costs or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the

                                      2-8
relative fault of the Company on the one hand and of the Holder of Registrable Securities or the underwriter, as the case may be, on the other, in connection with the statements or omissions that resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holder of Registrable Securities or the underwriter, as the case may be, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Holder of Registrable Securities or the underwriter, as the case may be, on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED that, in any such case, (A) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and (B) no such Holder or underwriter will be required to contribute any amount in excess of the proceeds received by such Holder or underwriter, as the case may be, from the sales of Registrable Securities covered by the Registration Statement.

     (e) OTHER INDEMNIFICATION. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     6.   REPORTING REQUIREMENTS UNDER SECURITIES EXCHANGE ACT OF 1934.

     (a) EXCHANGE ACT REPORTING. The Company shall keep effective its registration under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), and shall timely file such information, documents and reports as the Commission may require or prescribe under the Exchange Act, or the Company shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act.

     (b) FURNISHING INFORMATION TO HOLDERS. The Company shall forthwith upon request furnish any Holder of Registrable Securities (a) a written statement by the Company that it has complied with such reporting requirements, (b) a copy of the most recent Form 10-K or Form 10-Q filed by the Company and a copy of the most recent annual or quarterly report of the Company distributed to its shareholders, and (c) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act.

     (c) RULE 144. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 6 are to enable any such Holder to comply with the

                                      2-9
current public information requirements contained in paragraph (c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar or successor exemptive provision). In addition, the Company shall take such other measures and file such other information, documents and reports as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect). The Company also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3. From and after the effective date of the first Registration Statement filed by the Company, the Company agrees to use its best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect), which efforts shall include timely instructions to its transfer agent to expedite such transfers of Registrable Securities.

     7. SHAREHOLDER INFORMATION. The Company may require each Holder of Registrable Securities as to which any registration is to be effected pursuant to this Agreement to furnish the Company in a timely manner such information with respect to such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission.

     8. SPECIFIC ENFORCEMENT. All of the parties acknowledge that the parties will be irreparably damaged in the event that this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, or a decree for specific performance, in accordance with the provisions of this Agreement.

     9.   SECTION HEADINGS; DEFINITIONS; CERTAIN INTERPRETATIONS.

     (a) Section headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

     (b) As used in this Agreement, the following terms shall have the following respective meanings:

     "Affiliate" shall mean (a) any person or entity directly or indirectly controlling, controlled by or under common control with another person or entity; (b) any person or entity owning or controlling 10% or more of the outstanding voting securities of such other person or entity; (c) any partner, officer, director, employee or shareholder of such entity or any parent, spouse, child, brother, sister or other relative with a relationship (by blood,

                                      2-10
marriage or adoption) not more remote than first cousin of any of the foregoing; or (d) any liquidating trust, trustee or other similar person or entity for any such person or entity.

     "Holder" shall mean (a) the Investors and (b) any other person to which the rights of registration under this Agreement have been transferred or assigned by the Investors or their respective transferees.

     "Registrable Securities" shall mean (a) shares of Common Stock (including shares issued upon the conversion of any Notes or the exercise of any other exchange, conversion or similar right), and (b) any securities issued in respect of any such shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization; provided that, such securities shall cease to be Registrable Securities when such securities have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

     (c) Except as otherwise expressly provided in this Agreement, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular, (ii) "or" or "any" are not exclusive and "include' and "including" are not limiting; (iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (v) a reference to a person includes its successors and assigns; and (vi) a reference in this Agreement to a Section is to the Section of this Agreement.

     10. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing and sufficient if delivered personally or sent by facsimile (with confirmation of receipt) or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to the Company:       Barringer Laboratories, Inc.
                         15000 West 6th Avenue
                         Suite 300
                         Golden, Colorado 80401-5047
                         Attn: J. Graham Russell, President
                         Facsimile: (303) 277-1689

If to the Investors:     J. Francis Lavelle
                         c/o The Nassau Group, Inc.
                         18 Kings Highway North
                         Westport, CT 06880
                         Facsimile: (203) 227-4718

                                      2-11

                    R. Scott Asen
                    c/o Asen and Company
                    224 East 49th Street
                    New York, NY 10017
                    Facsimile: (212) 758-2374

                    NMBM Investment Group
                    c/o Gilder, Gagnon, Howes & Co. L.L.D.
                    1775 Broadway
                    New York, New York   10019
                    Facsimile: (212) 246-5236

                    J. Graham Russell
                    214 Madison Street
                    Denver, Colorado   80206
                    Facsimile: (303) 780-9431

                    AB Associates LP
                    c/o Asen and Company
                    224 East 49th Street
                    New York, NY 10017
                    Facsimile: (212) 758-2374

                    Asen & Co., Inc.
                    c/o Asen and Company
                    224 East 49th Street
                    New York, NY 10017
                    Facsimile: (212) 758-2374

                    FBO SDFJ, Inc.
                    c/o Asen and Company
                    224 East 49th Street
                    New York, NY 10017
                    Facsimile: (212) 758-2374

                    Dean Witter Reynolds C/F David V. Foster IRA Rollover DTD 2/17/95
                    c/o Asen and Company
                    224 East 49th Street
                    New York, NY 10017
                    Facsimile: (212) 758-2374

                                      2-12

                    Victoria Street
                    c/o Asen and Company
                    224 East 49th Street
                    New York, NY 10017
                    Facsimile: (212) 758-2374

                    Woodmere Court Investments
                    c/o Asen and Company
                    224 East 49th Street
                    New York, NY 10017
                    Facsimile: (212) 758-2374

                    Nicole Miller
                    c/o Asen and Company
                    224 East 49th Street
                    New York, NY 10017
                    Facsimile: (212) 758-2374

                    Kim Taipale
                    c/o Asen and Company
                    224 East 49th Street
                    New York, NY 10017
                    Facsimile: (212) 758-2374

                    Gregory A. Beard
                    c/o Asen and Company
                    224 East 49th Street
                    New York, NY 10017
                    Facsimile: (212) 758-2374

                    The Nassau Group, Inc.
                    SEP FBO J. Francis Lavelle
                    18 Kings Highway North
                    Westport, CT 06880
                    Facsimile: (203) 227-4718

or to such other address or facsimile number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Each such notice, request or communication shall be effective when received or, if given by mail, when delivered at the address specified in this Section or on the fifth business day following the date on which such communication is posted, whichever occurs first.

                                      2-13

     11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     12. ENFORCEABILITY. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made.

     13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).


     14. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL AND STATE COURT IN DELAWARE SITTING IN DELAWARE AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE LITIGATED EXCLUSIVELY IN SUCH COURTS. EACH OF THE COMPANY AND THE HOLDER AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATED HERETO OR THERETO EXCEPT IN SUCH COURT. EACH OF THE COMPANY AND THE HOLDER IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING IN ANY SUCH COURT AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE HOLDER AND THE COMPANY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     15. WAIVERS, AMENDMENTS. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or of the same right with respect to any subsequent occasion for its exercise, or of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a continuation of the same breach. All remedies provided by this Agreement are in addition to all other remedies provided by law. This Agreement may not be amended except by a writing executed by the Company and by Holders holding at least 51% of the Registrable

                                      2-14

Securities; PROVIDED that the provisions of this Section 16 may not be amended unless such amendment is executed by each Holder.

     16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. The Investors' rights, including the right to request registration pursuant to Section 1, are assignable to any assignee or transferee of all or a portion of the Registrable Securities held by the Investors. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities, subject to the provisions contained herein.

     17. TERMINATION. This Agreement shall terminate upon the earliest to occur of the following events:

     (a) termination by mutual written agreement of the Investors and the Company;

     (b) all Registrable Securities have been sold to or through a broker or dealer or underwriter in a public distribution or public securities transaction; or

     (c)  the fifth anniversary of the date hereof.

     18. ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings among the parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

     BARRINGER LABORATORIES, INC.

     By:  /s/ J. Graham Russell
          -----------------------------
          Name: J. Graham Russell
          Title: President


     INVESTORS:

     /s/ J. Francis Lavelle                  /s/ R. Scott Asen
     ----------------------------------      ----------------------------------
     J. Francis Lavelle                      Asen & Co., Inc. FBO SDFJ, Inc.
                                             Name: R. Scott Asen
                                             Title: Account Advisor


                                      2-15

     /s/ R. Scott Asen
     ----------------------------------
     R. Scott Asen


     /s/ Gregory A. Beard                    /s/ R. Scott Asen
     ----------------------------------     ----------------------------------
     AB Associates LP                        Victoria Street
     Name: Gregory A. Bear                   Name: R. Scott Asen
     Title: Managing General Partner         Title: Account Advisor

     /s/ R. Scott Asen                       /s/ R. Scott Asen
     ----------------------------------     ----------------------------------
     Dean Witter Reynolds C/F David V.       Woodmere Court Investments
     Foster IRA Rollover DTD 2/17/95         Name: R. Scott Asen
     Name: R. Scott Asen                     Title: Account Advisor
     Title: Account Advisor

     /s/ R. Scott Asen
     ----------------------------------
     Nicole Miller and Kim Taipale
     Name: R. Scott Asen
     Title: Account Advisor

     /s/ Gregory A. Beard                    /s/ J. Graham Russell
     ----------------------------------     ----------------------------------
     Gregory A. Beard                        J. Graham Russell

     /s/ Neil Gagnon                         /s/ J. Francis Lavelle
     ----------------------------------     ----------------------------------
     NMBM Investment Group                   The Nassau Group, Inc.
     Name: Neil Gagnon                       SEP FBO J. Francis Lavelle
     Title: Partner                          Name:  J. Francis Lavelle
                                             Title: Chairman and Managing
                                                    Director



                                      2-16